Goldman Sachs Power and Utility Conference New York, NY August 14, 2012

Management Representatives  Jerry Benkert – Executive Vice President and CFO  Robert Goocher – Treasurer & Vice President - Investor Relations  Aaron Musgrave – Manager, Investor Relations 2

Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2011 annual report on Form 10-K filed on February 16, 2012. Robert L. Goocher, Treasurer and VP – Investor Relations rgoocher@vectren.com 812-491-4080 3

4 Vectren Overview

Vectren Corporation Overview

- NYSE Symbol: VVC
- 8-10% target annual total shareholder return
  - Annual dividends paid increased 52 consecutive years, effective Dec. 1, 2011, to annualized rate of $1.40 per share
- Over 1.1 million utility customers in Indiana and Ohio
  - Operate in constructive regulatory environments with revenue stabilization mechanisms
- Well diversified nonutility portfolio linked to core utility operations
- ~$4.8 billion in assets
- ~$2.2 billion in revenues
- ~$2.4 billion market cap
- S&P: A-, Moody's: A3
  - Stable outlook for both

Vectren's Core Earnings


Nonutility
~10-20%
Utility
~80-90%
Gas
~45%
Electric
~55%

5

6 Vectren at a Glance Vectren Nonutility Infrastructure Services Energy Services Coal Mining Energy Marketing Distribution & Transmission Pipeline Construction Energy Saving Performance Contracting & Renewable Projects Mines and Sells Coal to Vectren and 3rd Parties Wholesale Gas Marketing Business Vectren Utility Vectren North Indiana Gas 567,000 Customers Vectren South SIGECO – Electric 142,000 Customers Vectren South SIGECO – Gas 110,000 Customers Vectren Ohio VEDO 312,000 Customers

7 Looking Ahead – Strategies for 2012 and Beyond Utility  Execute strategies to consistently achieve annual utility earnings growth target of 3% • Earn allowed returns in gas and electric utilities – Implement electric utility lost margin recovery mechanisms – Earn current returns on infrastructure investments as provided for in IN & OH legislation – Aggressively manage costs through performance management & strategic sourcing • Disciplined allocation of capital to operate at cash flow neutral – Reinvest earnings to support necessary rate base growth – Reduce incremental external financing requirements

8 Looking Ahead – Strategies for 2012 and Beyond - Cont. Nonutility  Continued growth and profitability of existing portfolio of nonutility businesses and reduce the reliance on earnings growth from our commodity-sensitive businesses • Continue to invest in Infrastructure Services and Energy Services businesses to drive long-term earnings growth – Infrastructure Services - construction activity for the remainder of 2012 and beyond is expected to be strong as utilities and pipeline operators continue to replace their aging natural gas and oil infrastructure and as demand rises for construction of shale gas and oil infrastructure – Energy Services - long-term earnings growth opportunities expected given the national focus on energy conservation, renewable energy and sustainability as rising power prices in the U.S. likely further pressure strained municipal and state budgets, resulting in increased demand for self-funding energy efficiency projects • Continue to nurture investments already made in the Coal Mining business, including the 2nd mine at the Oaktown mining complex, which is nearing completion • Continue the focus on improving ProLiance’s profitability prospects through further reductions in fixed cost structure and customer growth

VECTREN

Vectren's Utility Group – Service Territories & Rate Base


IN
OH

- Vectren Energy Delivery of Indiana - North
- Vectren Energy Delivery of Indiana - South
- Vectren Energy Delivery of Ohio

- Gas Utilities' Rate Base: ~$1.2 billion*
  - ~$0.9 billion Indiana
  - ~$0.3 billion Ohio
  - ~10.2% Total Gas Allowed ROE
- Electric Utility Rate Base: ~$1.3 billion*
  - All Indiana; excludes FERC Transmission
  - 10.4% Allowed ROE
- FERC Electric Transmission Rate Base: ~$0.1 billion
  - 12.38% Allowed ROE

* From last rate cases

9

10 Constructive Utility Regulation & Legislation Electric IN-South IN-North Ohio IN-South Environmental CWIP Recovery Under SB 29  Recovery of MISO Transmission Investments  Gas Cost and Fuel Cost Recovery     Decoupling or Lost Margin Recovery    Normal Temperature Adjustment   Straight Fixed Variable Rate Design  Bad Debt Expense - Tracked  Bad Debt Related to Gas Costs - Tracked   Unaccounted for Gas - Tracked    Recovery of Bare Steel/Cast Iron Replacement Costs    Gas  State legislation enacted in 2011 in both Indiana and Ohio supporting additional investments in infrastructure modernization programs that may be required as new federal safety or environmental standards are enacted • Indiana Senate Bill 251, effective May 2011, allows for cost recovery outside a base rate proceeding for federally mandated projects (applies to both gas and electric, capital and O&M) • Ohio House Bill 95, effective Sept. 2011, allows natural gas companies to recover costs related to capital expenditure programs

11 Generation Portfolio - Profile  5 Coal-fired base units – 1,000 MW • 100% scrubbed for SO2 • 90% controlled for NOx • Substantial removal of mercury and particulate matter  6 Gas-fired peak-use turbines – 295 MW  Renewable energy ~ 5% • Landfill gas generation facility - 3MW • Wind energy – up to 80 MW via ~20- year purchased power contracts Utility Infrastructure Investments Investments Made  Over $410 million invested during last decade in emissions control equipment • Was tracked via Indiana Senate Bill 29 (return on/of CWIP investment)  Well positioned to comply with new EPA rules without significant additional investment, & with no plant retirements  Strongly meeting reserve requirements – no new generation expected in near term  Completion expected in 2012 on high voltage transmission line; recovered timely at 12.38% FERC-approved equity return  Gas modernization legislation and/or regulation will drive ramp-up in infrastructure spending at Vectren’s gas utilities for several years  Vectren’s gas utilities’ bare steel & cast iron replacement program began in 2008 • ~$800 million program, ~20 years Looking Ahead

12 Utility CapEx and Cash Flow $ in millions 3-Yr Total Total Utility CapEx 2011 2012 2013 2014 2012-2014 Gas Utilities 116$ 110$ 120$ 145$ 375$ Electric Utility 107 110 120 105 335 VUHI Shared Assets & Other 25 30 25 20 75 VUHI Consolidated Cap Ex 248$ 250$ 265$ 270$ 785$ Utility CapEx with Regulatory Recovery Mechanisms (included in above totals) 1 Bare Steel/Cast Iron/Riser 2 45$ 40$ 40$ 40$ 120$ Gas Modernization Program 3 - 5 20 35 60 FERC Electric Transmission 4 15 30 - - 30 Electric Generation - Dense Packs 8 10 5 - 15 1) Includes investments that are tracked or have special accounting treatment 2) 2012-2014 annual forecast by utility: $20M - Vectren Indiana North; $17M - Vectren Ohio; $3M - Vectren Indiana South 3) Recovery expected under Indiana SB251 and Ohio HB95 4) 2012 earnings to reflect a return on $100 million of the total expected investment of $110 million Forecast  Targeting free cash flow neutral in 2012-2014, similar to 2011 • Depreciation & amortization expense of $190 to $205 million per year expected through 2014  No need for incremental external debt or equity financings expected in near term

Vectren’s Gas & Electric Industrial Volumes – Both Above Pre-Recession Levels 13  Economic recovery in Indiana & Ohio evidenced by volumes at pre-recession levels by 2010  June 2012 YTD industrial gas volumes up more than 4%, with industrial electric volumes up nearly 4% 2007 2008 2009 2010 2011 Gas (MMDth) 86,200 91,522 77,944 90,786 97,026 Electric (GWh) 2,539 2,409 2,259 2,630 2,745 - 500 1,000 1,500 2,000 2,500 3,000 - 20,000 40,000 60,000 80,000 100,000 120,000 2007 - 2011 Industrial Volumes Gas (MMDth) Electric (GWh)

Seasonally Adjusted Unemployment Rates U.S., Indiana and Ohio  Indiana’s June 2012 rate rose 0.1% to 8.0%, 0.2% below the June U.S. rate  Ohio’s June 2012 rate dropped for the 11th straight month to 7.2% 8.2 8.0 7.2 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% Ju l-1 0 Au g- 10 Se p- 10 O ct -1 0 N ov -1 0 D ec -1 0 Ja n- 11 Fe b- 11 M ar -1 1 Ap r-1 1 M ay -1 1 Ju n- 11 Ju l-1 1 Au g- 11 Se p- 11 O ct -1 1 N ov -1 1 D ec -1 1 Ja n- 12 Fe b- 12 M ar -1 2 Ap r-1 2 M ay -1 2 Ju n- 12 U.S. Indiana Ohio 14 Source: www.in.gov The U.S. July 2012 rate was 8.3%

VECTREN

Infrastructure Services - Miller Pipeline & Minnesota Limited

Strategy: Drive business growth through sustainable, long-term customer relationships built upon high quality construction and customer service, and strategic acquisitions



Installation of gas service under a road using horizontal directional drilling

- 2011 net revenues of ~$370M
- Approximately 2,650 employees at peak in 2011
- Operates in ~25 states, primarily in the Upper Midwest, Midwest, Mid-Atlantic and Southern regions
- Earnings of ~$23.5M projected for 2012 vs. ~$15M in 2011 and ~$3M in 2010



Lowering of a section of 16-inch pipeline on a 35-mile project in Minnesota

Distribution Business

- Provides underground pipeline construction and repair services for natural gas, water and wastewater companies
- Major customers are regional utilities, such as Vectren, NiSource, Duke, LG&E, Alagasco and Citizens

Transmission Business

- Provides underground pipeline construction and repair services for natural gas and petroleum transmission companies
- Major customers include Northern Natural, Consumers Energy, Enbridge Energy and Minnesota Pipe Line

- Strong demand for repair & replacement due to safety concerns with aging natural gas & oil pipelines
- Additional future opportunities driven by development of oil and natural gas in shale formations

15

VECTREN

Energy Services - Energy Systems Group (ESG)

Strategy: Continue to grow performance contracting and renewable energy business segments through additional sales force and expanding geographic footprint



Campus sustainability and energy conservation project at the University of Baltimore, MD

- 2011 revenues of ~$160 million
- ~250 employees at 6/30/12
- Licensed to do business in 38 states, primarily in the Midwest, Mid-Atlantic and Southern regions



Construction of anaerobic digester at Wisconsin dairy farm

Performance Contracting

- Designs and constructs facility improvements that pay for themselves from energy savings and operational improvements
  - Assist customers with arranging financing (ESG does not provide financing)
- Major customers include municipals, universities, schools, and hospitals (MUSH market)
- Targeting projects that qualify for the Energy Efficient Commercial Building federal income tax deductions (Rev. Code 179D) - available thru 2013

Renewable Energy Services

- Designs, constructs, and often operates renewable energy projects
  - Near-term opportunities include:
    - Landfill gas projects
    - Anaerobic digester projects
  - Tax credits available for certain renewable energy projects

16

Coal Mining – Vectren Fuels

Strategy: Mine and sell Indiana (Illinois Basin) coal to Vectren's electric utility and other third parties. Long-term demand expected to increase as economy improves, inventory levels fall, scrubbers are installed and Appalachian production declines



Box Cuts at Oaktown Mines 1 & 2

- 2011 revenues of ~$285 million
- 2011 sales of 5.2 million tons
- ~700 contract mining jobs as of 6/30/12
- ~800 contract mining jobs with completion of Oaktown #2
- 13 power plants within 50 mile radius



Continuous Miner at Prosperity Mine

Oaktown Mine #1

- ~61 million tons of reserves as of 6/30/12
- Approx. 5.6 lbs. SO2 and 11,100 BTU
- Max annual production of ~3 million tons

Oaktown Mine #2 (under construction)

- ~39 million tons of reserves as of 6/30/12
- Approx. 4.8 lbs. SO2 and 11,300 BTU
- Max annual production of ~2 million tons

Prosperity Mine

- ~29 million tons of reserves as of 6/30/12
- 4.0 lbs SO2 – 11,300 BTU
- Max annual production of ~2.5 million tons

17

Energy Marketing – ProLiance

Strategy: Execute profit improvement initiatives currently underway, including efforts to lower pipeline and storage demand costs through ongoing renegotiations

Investment: Wholesale gas marketer owned Vectren (61%; equity acctg.) & Citizens Energy Group (39%)



Gas marketing operations where ProLiance buys, sells and optimizes gas supplies

- 2011 revenues of ~$1.4 billion
- At 6/30/12, 33 Bcf of natural gas storage
- Balanced book approach – VaR capped at $2.5 million
- New standalone credit facility in place through May 2014

- Operates throughout the Midwest & Southeast
- Retail services to ~1,800 commercial and industrial customers
- Wholesale services to utilities, municipals, power generators

Profit Improvement Initiatives

- Firm transportation and storage demand costs will decline significantly in 2012 (~$73 million of fixed demand costs in 2011, ~$55 million in 2012)
- Another ~$22 million of annualized fixed demand cost reductions scheduled to occur by 2015
- Continued focus on G&A cost control and margin growth via adding commercial & industrial customers

ProLiance Investment - Recap

- Founded in 1996 with initial investment of $1 million ($500K from each owner)
- From inception thru 2010, ProLiance has delivered ~$500 million of pre-tax earnings, over $200 million of savings for owners' customers, and nearly $50 million of dividends to Vectren (plus div's for taxes)

18

VECTREN

Vectren: Strength, Stability, Utility

Strength

- Earnings & industry reputation both anchored by solid utility franchises
- A-/A3 rated by S&P & Moody's
- Strong utility & nonutility competencies in infrastructure development are a vital key to earnings growth

Stability

- Constructive regulatory environments
- Improving earnings stability through mix of nonutility businesses
- Disciplined spending for consistent earnings growth and to support an attractive dividend

Utility: Vectren's Core Earnings


Nonutility
~10-20%
Utility
~80-90%
Gas
~45%
Electric
~55%
1.1 million customers, Indiana and Ohio

- **A management team that values the importance of financially strong, stable utility operations in delivering competitive shareholder returns targeted at 8-10% annually**

19

20

21 Vectren 2nd Quarter & YTD 2012 Review

22 Consolidated Second Quarter 2012 Results $ in millions, except per share amounts 2012 2011 2012 2011 Reported Earnings Utility Group 20.1$ 16.3$ 76.1$ 64.9$ Nonutility Group Infrastructure Services 8.4 2.1 11.4 (0.8) Energy Services - 0.7 (1.7) (0.7) Coal Mining 2.5 8.5 2.2 10.1 Subtotal 10.9 11.3 11.9 8.6 Energy Marketing ProLiance (5.2) (9.2) (11.1) (16.7) Source - (2.5) - 4.6 Other Businesses - (0.4) 0.1 (0.7) Total Nonutility Group 5.7 (0.8) 0.9 (4.2) Corporate and Other (0.2) (0.4) (0.1) (1.0) Vectren Consolidated 25.6$ 15.1$ 76.9$ 59.7$ Earnings Per Share Utility Group 0.24$ 0.20$ 0.93$ 0.79$ Nonutility Group, excl. ProLiance 0.14 0.10 0.15 0.15 ProLiance (0.07) (0.11) (0.14) (0.20) Corporate and Other - - - (0.01) Reported EPS 0.31$ 0.19$ 0.94$ 0.73$ Avg Shares Outstanding - Basic 82.0 81.7 82.0 81.7 3 Months Ended June 30 6 Months Ended June 30 Full year 2011 results from operations were $2.8 million. Source sold 12/31/11.

2012 - Second Quarter Review & Outlook Consolidated 2nd quarter and YTD 2012 results well above prior year • Vectren consolidated 2nd quarter 2012 earnings were $25.6 million, or $0.31 per share, compared to $15.1 million, or $0.19 per share in 2011  Utility group earnings for the quarter were up nearly $4 million or $0.04 per share compared to the same quarter in 2011 • The increase in Utility earnings reflects the impacts of new electric base rates implemented in May 2011 and lower interest expense from debt refinancings in 2011  Nonutility group earnings for the quarter were up $6.5 million or $0.08 per share compared to 2011 • Nonutility results continue to be driven by the strong performance of the Infrastructure Services segment and improving results at ProLiance • Nonutility results were somewhat offset by weakness in Coal Mining  Outlook for remainder of 2012 • Continued strong results from core Utility businesses & Infrastructure Services • Lowering full-year expectations for Coal Mining results due to continued weak demand 23

VECTREN

2012 EPS Guidance Update

	Updated 2012 Guidance	Prior Guidance
Consolidated:	$ 1.65 to $ 1.85 per share	$ 1.75 to $ 1.95 per share
Utility:	$ 1.65 to $ 1.75 per share	$ 1.60 to $ 1.70 per share
Nonutility, excl. ProLiance:	$ 0.18 to $ 0.28 per share	$ 0.30 to $ 0.40 per share
ProLiance:	($0.23) to ($0.13) per share	($0.20) to ($0.10) per share

- We raised Utility guidance by $0.05 per share due to the strength of cost management efforts expected for the year and, to a lesser extent, summer cooling weather
- We lowered Nonutility guidance, excluding ProLiance, by $0.12 per share due to our expectations for a loss at Coal Mining and slightly lower results for Energy Services, somewhat offset by better results for Infrastructure Services
- We lowered guidance for ProLiance by $0.03 per share due to uncertainty around timing of earnings recognition for seasonal hedges
- **At midpoint of ranges, Consolidated 2012 EPS guidance of $2.00, excluding ProLiance loss of ($0.18) and Coal Mining loss of ($0.07)**

24

 ProLiance • Second quarter loss of ($5.2) million vs. loss of ($9.2) million in 2011 – As expected, improved quarterly and YTD results reflect the reduction in demand costs for both storage and transportation contracts and benefits from hedges used to lock in seasonal spreads  Approximately $18 million reduction of annual demand costs expected in 2012 vs. 2011 ($73 million in 2011, $55 million in 2012) – Executed new 2-year $120 million lending facility in May 2012 • Continue to believe that reduced demand costs and seasonal spread hedges will result in improved full-year 2012 results compared to 2011 – Timing issues exist regarding how much of the benefits of the improved seasonal hedges will be recognized in 2012 vs. 2013 due to uncertainty around when gas storage will be withdrawn and value recognized – Lowering midpoint of 2012 expected results for ProLiance by $2 million to ($14.5) million • In addition, $22 million of fixed demand cost reductions are scheduled to occur by 2015, including another $4 million of reductions recently secured – Projected annual demand costs of $45 million in 2013 ($10 million lower than 2012) 25 Second Quarter 2012 Review – Nonutility

26 Nonutility Metrics – Energy Marketing/ProLiance $ in millions 2012 2011 2012 2011 Midpoint 2012E 2011 Gross Margin (ProLiance level) (4.8)$ (13.2)$ (8.7)$ (23.1)$ (4.5)$ (14.2)$ EBITDA (ProLiance level) (9.7)$ (20.0)$ (20.5)$ (37.0)$ (26.0)$ (42.8)$ Vectr n Net Income (1) (5.2)$ (9.2)$ (11.1)$ (16.7)$ (14.5)$ (22.9)$ Firm Storage Capacity (Bcf) - End of Period 33 46 33 46 33 47 Footnote: 1) After allocations 3 Months Ended June 30 6 Months Ended June 30 Ended Dec 31 12 Months

 Coal Mining • Second quarter earnings of $2.5 million compared to earnings of $8.5 million in 2011 – The decrease was driven by weak demand and lower productivity at the Prosperity mine  Weak demand driven by less power generation due to mild winter and low cost natural gas  Resulted in higher coal inventories impacting demand and delaying execution of contracts  Scaling back production due to expected lower sales levels  High mining costs at Prosperity due to thin coal seams and other unfavorable mining conditions  Performance of Oaktown 1 mine remains strong and helps somewhat offset Prosperity results • Lowering midpoint of 2012 expected results for Coal Mining to a loss of ($6) million from income of $6 million – Revised estimate based upon  Projected tons produced of 4.8 million and tons sold of 4.2 million  Currently 3.9 million of 4.2 million tons are sold, or over 90%  ~$48.50 average price per ton; ~$48.00 cost per ton; and ~$37.50 cash cost per ton  Expected cost per ton of ~$48.00 for 2012 would have been ~$4.00/ton lower if not for scaled back production limiting our ability to spread fixed costs over greater tonnage • 2012 expectations are for cash cost margins to be ~$11 per ton sold 27 Second Quarter 2012 Review – Nonutility Continued

28 Nonutility Metrics – Coal Mining $ in millions, except per ton 2012 2011 2012 2011 Midpoint 2012E 2011 Revenue 59.8$ 70.8$ 118.3$ 140.2$ 225.0$ 285.6$ Cost of Sales 52.6$ 55.3$ 109.0$ 119.5$ 222.0$ 248.8$ DD&A 10.5$ 9.1$ 20.9$ 17.5$ 44.0$ 36.1$ EBITDA (1) 16.2$ 22.3$ 27.4$ 34.4$ 41.0$ 66.2$ Net Income (1) 2.5$ 8.5$ 2.2$ 10.1$ (6.0)$ 16.6$ Tons Produced (millions) 1.3 1.4 2.6 2.5 4.8 5.1 Tons Sold (millions) 1.0 1.2 2.1 2.5 4.2 5.2 Avg Realized Price/Ton (w/o freight) 54.35$ 52.35$ 52.08$ 51.04$ 48.50$ 50.93$ Cost of Sales/Ton (2) 47.21$ 39.93$ 47.65$ 42.93$ 48.00$ 43.88$ Cash Cost of Sales/Ton (3) 36.89$ 32.62$ 37.65$ 36.06$ 37.50$ 36.97$ Footnote: 1) After allocations 2) Cost of Sales: Includes all cost of sales less freight 3) Cash Cost of Sales: Cost of sales less depreciation, amortization, and mine reclamation costs Ended June 30 3 Months 12 Months Ended Dec 31 6 Months Ended June 30

Second Quarter 2012 Review – Nonutility Continued 29  Energy Services • Second quarter results were breakeven compared to earnings of $0.7 million in 2011 – Reflects some near term slowing in demand for performance contracting projects and ramped up hiring plans through 2014 – Lowering midpoint of 2012 expected results for Energy Services to $1.5 million from $3.0 million • Continue to expect long-term earnings growth opportunities given the national focus on energy conservation, renewable energy and sustainability – For example, in 2nd quarter 2012  Along with a partner, awarded a 3-year $57 million campus-wide heating system efficiency project by the US Navy in North Chicago, Illinois  Remaining two anaerobic digester renewables projects in Wisconsin began producing power from animal waste – Longer term, rising power prices in U.S. likely to further pressure strained municipal and state budgets, resulting in increased demand for self-funding energy efficiency projects

30 Nonutility Metrics – Energy Services $ in millions 2012 2011 2012 2011 Midpoint 2012E 2011 Revenue 29.2$ 39.3$ 51.4$ 63.0$ 135.0$ 161.8$ Gross Margin as % of Revenue 26% 24% 26% 24% 26% 26% EBITDA (1) 0.4$ 1.5$ (2.3)$ (0.7)$ 1.5$ 9.5$ Net Income (1) -$ 0.7$ (1.7)$ (0.7)$ 1.5$ 6.7$ Ending Backlog 99$ 140$ 99$ 140$ 85$ 82$ New Contracts 53$ 53$ 64$ 78$ 125$ 120$ Footnote: 1) After allocations Ended June 30 3 Months 6 Months Ended June 30 Ended Dec 31 12 Months

Second Quarter 2012 Review – Nonutility Continued 31  Infrastructure Services • Second quarter earnings of $8.4 million compared to $2.1 million in 2011 – Reflects strong demand coupled with continued favorable construction conditions (unusually warm 1st quarter, unusually dry 2nd quarter) • Construction activity for the remainder of 2012 and beyond is expected to be strong – Utilities and pipeline operators replacing their aging natural gas & oil infrastructure – Rising demand for construction of new shale gas and oil infrastructure – However, with favorable construction conditions YTD, some customers may be depleting annual construction budgets earlier than in most years – Increasing midpoint of 2012 expected results for Infrastructure Services to $23.5 million from $20.0 million

32 Nonutility Metrics – Infrastructure Services $ in millions 2012 2011 2012 2011 Midpoint 2012E 2011 2010 (3) Net Revenue (1) 125.8$ 81.3$ 222.1$ 119.8$ 450.0$ 370.8$ 197.0$ Gross Margin as % of Net Revenue 20% 14% 18% 9% 18% 16% 11% Depreciation and Amortization 4.7$ 4.1$ 9.1$ 6.4$ 18.0$ 14.9$ 8.8$ EBITDA (2) 20.8$ 8.9$ 32.2$ 7.9$ 65.0$ 47.9$ 17.8$ Net Income (2) 8.4$ 2.1$ 11.4$ (0.8)$ 23.5$ 14.9$ 3.1$ Footnote: 1) Net of pass-through costs, including material and subcontractor costs 2) After allocations 3) Full-year results prior to acquisition of Minnesota Limited on 3/31/2011 3 Months Ended June 30 6 Months Ended June 30 Ended Dec 31 12 Months 2011 metrics do not include 1st quarter results from Minnesota Limited which was acquired on 3/31/2011

Second Quarter 2012 Review - Utility 33  Utility group continues to deliver improved results based on the solid regulatory frameworks in place and focus on cost management • New electric base rates implemented in early May 2011 contributed to favorable 2nd quarter and YTD 2012 comparisons to prior year • Interest expense $2.9 million lower YTD due to long-term debt refinancings in 2011 Increasing midpoint of 2012 expected results for the Utility group to $139 million from $135 million  Filing seeking current recovery of Dense Pack investment at power plants was not granted by Indiana Commission • However, favorable accounting treatment for deferral of depreciation and post in- service AFUDC accrual continue until next rate case  Received approval from Indiana Commission for lost margin recovery from small electric customers resulting from implementation of energy efficiency programs • Complements approval previously granted for large customer lost margin

Summary of 2012 YTD Results and Outlook Core Utility earnings remain strong • Implementation of new electric rates; supportive regulatory environment • Over 90% of consolidated earnings in 2012  Infrastructure Services results continue to exceed expectations • Long-term replacement of aging pipelines will continue; development of shale basins requires installation of significant new pipelines  Energy Services near-term results off from expectations, but optimistic about long-term outlook • National focus on energy conservation, renewable energy, and projected higher power prices expected to drive long-term growth  Coal Mining sales and financial results disappointing near-term, but Vectren’s Indiana mines poised for long-term success once demand recovers • Long-term demand for Illinois Basin coal expected to be strong as output of Central Appalachia coal is reduced and scrubbers are installed on coal-fired generating units to comply with EPA requirements  ProLiance results improving as expected • Much of improvement is related to significant reductions in fixed demand costs 34

35 Use of Non-GAAP Performance Measures and Per Share Measures Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other are presented herein and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, are presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout the presentation presented. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP.